PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust is helping to finance the combined $162.8 million developments of Old Colony Phase Four and Phase Five near South Boston’s waterfront. The green, affordable housing projects will have a combined 208 residential rental units. The Phase Four and Phase Five developments will be comprised of two six-story buildings that will include elevators and units ranging from one- to four-bedrooms.

The development is part of the Old Colony Master Plan, which is the Boston Housing Authority (BHA) and the City's strategic vision for the redevelopment of 845 public housing units. The long-term redevelopment project being carried out by the BHA will ensure that the Anne M. Lynch Homes at Old Colony is built to fit the design of the larger South Boston neighborhood.

HIT ROLE	Through the HIT’s long-term collaboration with MassHousing and the BHA, the HIT has financed all phases of the Old Colony redevelopment to-date. For Phase Four and Phase Five, the HIT committed to finance $27.4 million and $26.0 million, respectively. Part of the HIT’s Massachusetts Housing Initiative, this commitment brings HIT’s total investment to $240.4 million for 758 units of public housing redeveloped in eight phases at Old Colony thus far.

SOCIAL IMPACT	All units will be subject to income-restrictions, with 28 units affordable to households at or below 30% of Area Median Income (AMI) and the remaining 180 units affordable to households at 60% of AMI. All Old Colony Phase Four and Phase Five residents will have access to health and educational opportunities at the Tierney Learning Center which is located across the street.

Both buildings are designed to Passive House standards, which include ensuring an extremely high level of energy efficiency as a prerequisite for cost-effective operation and climate protection, and the Sponsor intends to seek Passive House certification upon completion. The project will also meet the City of Boston’s Climate Resiliency Standards. Moreover, Old Colony Phase Four and Phase Five will be located approximately a half mile from the Andrew Station on the MBTA Red Line, making it a Transit Oriented Development.

PROJECT PROFILE | Old Colony Phases Four and Five - Boston, MA
“We certainly welcome the HIT’s investment, but we welcome as much the fact that they're investing in projects that have a greater purpose.” —Kate Bennett, Administrator Boston Housing Authority

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $53.4 Million	Total Development Cost $162.8 Million	208 Units of housing, with 100% affordable units	1,040,190 Hours of Union Construction Work Generated	$55.3 Million Tax revenue generated	$335.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

ABOUT THE HIT	The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agencyinsured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflciohit. com or by calling 202-331-8055. The prospectus should be read carefully before investing.

1/2023

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com